UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2010

CRAY INC.
 (Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fifth Avenue, Suite 1000 Seattle, WA	98164
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 701-2000
Registrant’s facsimile number, including area code: (206) 701-2500

None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 10, 2010, we entered into an amendment to our agreement covering Phase III of the Defense Advanced Research Projects Agency’s (“DARPA”) High Productivity Computing Systems (“HPCS”) program. This amendment reduces the program’s scope by removing certain committed elements of Intel and Cray technologies from our development project, reduces the amount of DARPA’s total financial commitment, revises milestones and establishes new estimated payment dates and amounts.

The overall goal of the DARPA HPCS program, which has not changed, is to facilitate the development of the next generation of high productivity computing systems for the national security, research and industrial user communities, with significant improvements in performance, programmability, portability and robustness. Under our agreement with DARPA, we are to develop a prototype system that demonstrates the functionality required for scaling to multiple sustained petaflops (1,000 trillion floating point operations per second) levels of performance on real applications. Based on our Adaptive Supercomputing vision, our proposed system involves a new hybrid system architecture that combines advanced processor technologies, a new high-performance network and an adaptive software layer into a single integrated system. In addition to the final prototype demonstration, we are to also perform a number of technology demonstrations throughout the program to exhibit progress in key areas that the prototype system is dependent on. If completed, we will own the prototype system and will provide our mission partners access to the prototype system for a period of six (6) months following the demonstration of the prototype system.

The program is milestone-based. For each milestone, we meet with DARPA and its mission partners and provide information regarding the status of our development efforts to date. Each milestone has specific requirements for information and deliverables that are provided, as well as specified minimum exit criteria demonstrating that we are making required progress towards completion of the prototype system. Based on our submissions and presentations at each milestone meeting, DARPA and its mission partners may request that we provide additional information following the milestone meeting. DARPA provides a formal acceptance of each milestone if and when met, which is required for us to invoice for the DARPA payment associated with the particular milestone.

Before the recent amendment, we had met five (5) milestones and had received a total of $97,500,000 in payments from DARPA; the following milestones remain, with the final milestone scheduled for 2012. The remaining milestones and associated payments from DARPA are currently targeted as follows:

		Government Share
Year	Milestones	Contribution(1)
2010	6	$12,500,000
	7	$12,000,000
	8	$12,000,000
2011	9A	$12,000,000
	9B	$12,000,000
2012	9C	$12,000,000
	10	$20,000,000

(1) DARPA provides a formal acceptance of each milestone, if and when met, which is required for us to invoice for the DARPA payment associated with the particular milestone. As a result, the timing of actual receipt of the Government Share Contribution related to a particular milestone may differ materially from the actual achievement of such milestone.

Although the above table reflects the currently-targeted approximate timing for each milestone, the actual timing for any milestone and the payment by DARPA of the related Government Share Contribution may vary materially (in the past, actual milestone completion has, in fact, been delayed materially from the initially-targeted timing).

Under our agreement, our cumulative contribution share for Phase III (the amount we spend for related work over and above the amounts provided by DARPA) and the Government Share Contribution (together, the “Cumulative Total Spending”) must meet minimum Cumulative Total Spending levels associated with each milestone review.  If the Cumulative Total Spending is less than the minimum threshold for that milestone review, as specified under our agreement, we are to estimate a date when the spending threshold will be met. Based on this estimate, DARPA may delay the milestone review until after the spending threshold is achieved.

The Amendment included a decrease of $60,000,000 in DARPA’s financial commitment, from a previous total of $250,000,000 to $190,000,000 and the minimum Cumulative Total Spending under our contract has been reduced to $285,000,000 from $375,000,000. The remaining DARPA payments to us are subject to our achievement of milestones and are targeted to be made, if the milestones are met, in the amounts and in the estimated years set forth above. The Amendment does not affect our obligation to spend an amount of no less than one-third (1/3) of the Cumulative Total Spend.

Upon mutual agreement the parties may modify the terms of the agreement. Either DARPA or we may terminate the agreement based on a reasonable determination that the program will not produce beneficial results commensurate with the expenditure of resources. Any such termination must be preceded by consultation between DARPA and us. DARPA’s future financial commitments are subject to subsequent Congressional action, and we are not obligated to continue work on this project beyond the point that DARPA obligates funds to this program. The recent amendment did not change these rights or obligations.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to them. In some cases you can identify forward-looking statements by terms such as “may,” “will,” “estimate,” and “targeted,” and similar expressions intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, and examples of forward-looking statements include, without limitation, any statements of the plans, strategies and objectives for future operations related to the DARPA HPCS program; any statements concerning proposed or prototype products, technologies, systems or services; any statements regarding future research and development or co-funding for such efforts and the anticipated timing for achievement and payment of milestones related thereto; and any statements of belief and any statement of assumptions underlying any of the foregoing. These forward-looking statements are subject to the safe harbor created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, among others, unforeseen delays in the completion of or payments for identified development milestones; subsequent Congressional and federal inter-agency action; and changes in governmental budgetary guidelines and priorities; as well as the risks described in the “Risk Factors” section of our most recent quarterly report on Form 10-Q and other sections of such report and our other filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report. You should read this report completely and with the understanding that our actual future results may be materially different from what we expect. We assume no obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 16, 2010

Cray Inc.

By: /s/ Michael C. Piraino
Michael C. Piraino
Vice President and
General Counsel